Exhibit 99.2

FIFTEENTH ADDENDUM TO APPENDIX A OF
FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

This Fifteenth Addendum to Appendix A (the “Addendum”) is to that certain Fourth Amended and Restated Service Agreement dated June 1, 2022 (the “Agreement”) and is entered into as of this 31st day of October, 2023, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, Ohio 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Agreement to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended, added or deleted as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments and additions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of September 1, 2023 (the “Fifteenth Addendum Effective Date”).

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Fifteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

    IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the Fifteenth Addendum Effective Date.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Chief Credit Risk and Operations Officer

Fifteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1.    Amendments and Additions. Set forth below is a revision to an existing Service Description and additional Performance Standards to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Information Technology Services/Outsourcing
•    Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:
•    Timely Incident Restoration
•    Unix/Linus Server Availability
•    Windows Server Availability
•    Mainframe Availability
•    Critical Application Availability
•    Data/Voice Connectivity Availability
•    Stability of Integration Hub API’s Supporting Critical Applications
•    Implementation of Critical Security Updates/Patches
•    Completion of Critical Batches
•    Authorizations
•    Account maintenance through self-service or Care Center Associate
•    Other IT services as needed

•    Provide IT Quality services as listed below:
•    Provide management of production defects
•    Maintain tracking of Critical and High defects
•    Maintain listing of critical applications supporting the Banks(s)
•    Maintain oversight of critical application performance
•    Provide monitoring of IT fixes implemented
•    Other IT Quality Services, as requested
	N/A	N/A	Amended Service Description
	Maintain 99.95% stability of Account Center APIs	M	Added
	Maintain 99.95% stability of IVR APIs	M	Added
	Maintain 99.95% stability of Customer Care APIs	M	Added
	Maintain 99.95% stability of Web Collections APIs	M	Added

Fifteenth Addendum to Appendix A of
Fourth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank
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